ValueSetters & Netcapital

Formalizing A Successful Partnership

A Powerful Fintech Leader in Private Capital Markets

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of ValueSetters' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause ValueSetters' actual results to differ materially from those described in the forward-looking statements can be found in ValueSetters' Annual Report on Form 10-K for our fiscal year ended April 30, 2020, which has been filed with the Securities and Exchange Commission and is available on ValueSetters' website (https://valuesetters.com/sec-filings) and on the Securities and Exchange Commission's website (www.sec.gov). ValueSetters does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



Merger Creates a Powerful Fintech Leader

Benefits to: ValueSetters

- Leverages Netcapital's established, rapidly growing technology platform to scale ValueSetters' services, particularly its digital marketing capabilities
- Provides substantial increase to VSTR's potential revenue streams
- Streamlines experience for clients raising capital online



Merger Creates a Powerful Fintech Leader

Benefits to: **Netcapital**

- Provides access to ValueSetters' proven digital marketing expertise and strategic advisory services
- Allows Netcapital to capitalize on ValueSetters deep network of potential investors
- Enables sourcing of promising deals, including disruptive technology companies
- Delivers enhanced value proposition for clients



History of Successful Collaboration & Compatibility

Strong track record: Collaborative efforts have resulted in Netcapital's most successful fundraising campaigns.

Shared aspirations, cultures, values:

- Commitment to empowering innovators, entrepreneurs and business leaders to successfully build and grow their companies

- Shared vision of democratizing private capital markets



Netcapital: A Leader and Innovator in Private Capital Markets

- Built one of the first online private fundraising platforms.
- Differentiated platform provides both a primary and secondary market.
- Enables entrepreneurs and investors to work together to create value.
- Democratizing private capital markets.



ValueSetters

Prior Model - Flawed & Antiquated

Obstacles for Investors & Issuers

Investors: Lack of Access & Liquidity

- Only 3% of U.S. households qualify as accredited investors
- Private investments locked up until IPO or takeout

Issuer: Difficulties Raising Capital

- Average entrepreneur meets with 40 institutional investors before closing 1
- 82% of small business failures driven by lack of funding
- Must forgo potentially significant ownership and control


BUY
SELL

Netcapital:
An Innovative Model - Democratizes Fundraising

Provides Solutions & Creates Opportunities

Allows investors to buy and sell shares in private companies through FINRA registered funding portal

- Individuals gain access to private company investments previously only available to Venture Capital and other institutional investors
- Ability to invest easily and quickly online

Enables entrepreneurs to raise capital using an easy, efficient, digital, and standardized process:

- Platform facilitates both primary offerings and potential liquidity through a secondary market.
- Entrepreneur maintains control
- Levels the playing field for women and minorities



Netcapital
Invest
Raise capital
About us
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EARLY ACCESS
Netcapital: Stealth Mode
For the experienced investor.
Participate in exclusive private deals.
Invest in Kings Crowd LLC.

Market Opportunity: Significant and Growing

Democratization of private capital markets and online fundraising is in its infancy.

2019 Market Overview

Exemption	Amounts Reported or Estimated as Raised in 2019
Rule 506(b) of Regulation D	$1,492 billion
Rule 506(c) of Regulation D	$66 billion
Regulation A: Tier 1	$0.044 billion
Regulation A: Tier 2	$0.998 billion
Rule 504 of Regulation D	$0.228 billion
Regulation Crowdfunding	$0.062 billion
Other exempt offerings	$1,167 billion

Source: https://www.sec.gov/rules/proposed/2020/33-10763.pdf

SEC Regulatory Changes Benefit Private Markets

In March 2020, The Securities and Exchange Commission (SEC) proposed meaningful changes to multiple private securities exemptions.

Offering Limits were increased

Regulation Crowdfunding:

- Raised to $5 M from $1.07 M
- Accredited investors: limits removed
- Non-accredited investors: revised limit calculation to the greater (from lesser) of annual income or net worth

SEC Regulatory Changes Continued

Offering Limits were increased:

Regulation A

- Tier 2 raised to $75M from $50M
- Secondary sales raised to $22.5M from $15M

Regulation D, Rule 504

Raised to $10M from $5M

Marketing and Other

Additional positive revisions to marketing ("Test-the-Waters", "Demo Day"), special purpose vehicles and integrated offerings regulations

We expect these changes to be implemented by the end of 2020.

Netcapital Competitive Advantages

Early mover advantage:

- Trusted and well recognized brand and platform
- Strong existing investor base that is growing rapidly

Integrated secondary platform provides easy transferability of marketable securities



Netcapital: Strong, Scalable Business Model

75% success rate of offerings raised on the platform

Dollars invested have doubled over the last six months

Volume traded through Secondary Transfer Platform has quadrupled over past six months

New investors up more than tenfold over past year

About ValueSetters

ValueSetters is a Boutique Advisory Firm

We work with companies at all stages
to provide assistance with:

Raising Capital	Strategic Advice	Digital Marketing
Technology Consulting	Economic Development	



Business Model

Fee-Based Revenue Model Plus Equity Stakes

- Charge fixed fees for services provided
- Take equity stakes in select technology start-ups, including:

KINGSCROWD

DEUCE 2 DRONE

Zelgor Games

Watch Party

Holler

ValueSetters Value Proposition

Experience and Results Attract Clients

- Professional investor experience provides unique capabilities
  - Effective message crafting to all types of investors
  - Deep network of potential shareholders
- Experience in starting/selling/growing successful businesses
- Political and economic development expertise
- Digital marketing capabilities, including expert targeting and analytics



Track Record

ValueSetters Delivers Results for Clients

- Established strong track record in marketing private, online capital offerings
- Proven unique capabilities in targeted digital marketing to potential investors
- Successfully completed multiple multi-million-dollar equity raises



BRAIDY INDUSTRIES
Braidy Industries
Target: $10,000
Raised: $2,493,054
PHOENIX PharmaLabs
SOLD OUT
Phoenix PharmaLabs
Target: $10,000
Raised: $1,102,553
SOLD OUT
Court Innovations
Target: $50,000
Raised: $499,000
KINGSCROWD
SOLD OUT
Kingscrowd
Target: $10,000
Raised: $1,000,001
HOME61
Home61
Target: $10,000
Raised: $400,000
Zelgor Games
Zelgor
Target: $10,000
Raised: $94,000
ORPC
ORPC
Target: $10,000
Raised: $623,678
VANTEM GLOBAL
Vantem Global LLC
Target: $10,000
Raised: $469,635

Team

Existing Management Team Remains in Place



Cecilia Lenk
CEO ValueSetters, Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA
CFO ValueSetters, Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Kathy Kraysler
CMO ValueSetters, Inc.

- M.B.A., Yale
- Former Director of Audience Analytics at MIT



Jason Frishman
CEO Netcapital Systems, LLC

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Transaction Details

Reverse Stock Split

Pursuant to the agreement, prior to the closing date:

- ValueSetters shall complete a reverse stock split at 2000 for 1
- Once effective, ValueSetters common shares issued and outstanding will be reduced to approximately 415,000 from approximately 831.3 million
- Further information regarding timing is forthcoming



MAR

ValueSetters

Investment Case Summary

Powerful Fintech Leader in Private Capital Markets

- Creates a powerful and differentiated fintech leader that is well positioned for growth within private capital markets.
- Combines ValueSetters' unique and proven capabilities and Netcapital's scalable technology platform
- Synergies lead to increased revenue generation potential
- Elevates value proposition:
  - Streamlines experience for clients and partners
  - Full suite of services and solutions
- Team: Experienced institutional investors, angel investors and entrepreneurs
- Democratization of private capital markets and online fundraising is in its infancy
- SEC regulatory changes are a tailwind

ValueSetters

Coreen Kraysler, CFA

ckraysler@valuesetters.com

781-925-1700